UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  December 5, 2005

                            ULTRASTRIP SYSTEMS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Florida                      000-25663               65-0841549
            -------                      ---------               ----------
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)


                            3515 S.E. Lionel Terrace
                                Stuart, FL 34997
                                 (772) 287-4846
                                 --------------
                          (Address and telephone number
                         of principal executive offices)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 5, 2005, Ecosphere Technologies, Inc. ("Ecosphere"), our wholly-owned subsidiary, entered into a five year agreement with Pierce Manufacturing Inc. ("Pierce") under which Pierce will: (i) integrate Ecosphere's mobile water filtration systems into trucks it manufactures and (ii) market the trucks. Either Ecosphere or Pierce may terminate the agreement by written notice not less than 180 days prior to the effective date of the termination.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ULTRASTRIP SYSTEMS, INC.


                                             By: /s/ J.C. "Jim" Rushing III
                                                 ------------------------------
                                                     Chief Financial Officer

Date: December 8, 2005